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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): NOVEMBER 30, 1999




                           DVI RECEIVABLES CORP. VIII
                           --------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                        333-74901                    25-1824148
          --------                        ---------                    ----------
(State or other jurisdiction of     (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                   Identification Number)


500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                           18901
------------------------                                           -----
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (215) 345-6600




         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7.      Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending November 30, 1999, payment date December 13, 1999

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending November 30, 1999, payment date December 13, 1999



                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              DVI Receivables Corp. VIII
                                              --------------------------
                                                      (Registrant)



Dated:     December 28, 1999            By:   /s/ Steven R. Garfinkel
                                              ------------------------------
                                              Steven R. Garfinkel
                                              Executive Vice President and
                                              Chief Financial Officer




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